                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                           GLOBAL VACATION GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             NEW YORK                                13-1894567
  (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NO.)

                                 ---------------

     1420 NEW YORK AVENUE, SUITE 550
            WASHINGTON, D.C.                           20005
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


If this form relates to the registration of               If this form relates to the registration of
a class of securities pursuant to Section 12(b)           a class of securities pursuant to Section 12(g)
of the Exchange Act and is effective pursuant             of the Exchange Act and is effective pursuant
to General Instruction A.(c), check the                   to General Instruction A.(d), check the
following box. [X]                                        following box. [ ]

                      Securities Act registration statement
                     file number to which this form relates:

                                    333-52673
                     ---------------------------------------
                                 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title Of Each Class                                       Name Of Each Exchange On
      To Be So Registered                                 Which Each Class Is To Be Registered
      -------------------                                 ------------------------------------

COMMON STOCK, $.01 PAR VALUE PER SHARE                         NEW YORK STOCK EXCHANGE

Securities to be registered pursuant to Section 12(g) of the Act:  None

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Information with respect to the common stock, $.01 par value per share, of the Registrant is incorporated by reference to the section captioned "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-52673), as such may be amended (including any prospectus filed by the Registrant pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended).

ITEM 2.  EXHIBITS

         1. The Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-52673), as amended).

         2. The Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-52673), as amended).

         3. Form of Restated Certificate of Incorporation of the Registrant to be effective following completion of the Registrant's initial public offering (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (File No. 333-52673), as amended).

         4. Form of Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-52673), as amended).

                                    SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                GLOBAL VACATION GROUP, INC.


Date:  July 20, 1998                            By:  /s/ Daniel A. Raskas
                                                    ----------------------------
                                                    Daniel A. Raskas
                                                    Vice President and Secretary